EXHIBIT  32.1



                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002


            IN CONNECTION WITH THE ANNUAL REPORT OF MOUNTAIN OIL, INC. (THE "COMPANY") ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2003, JOSEPH OLLIVIER HEREBY CERTIFIES, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION  906  OF  THE  SARBANES  -  OXLEY  ACT  OF 2002, THAT TO THE BEST OF HIS
KNOWLEDGE:

1.              THE  ANNUAL  REPORT  FULLY  COMPLIES  WITH  THE  REQUIREMENTS OF
SECTION  13(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934;  AND

2. THE INFORMATION CONTAINED IN THE ANNUAL REPORT FAIRLY PRESENTS, IN ALL MATERIAL RESPECTS, THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE COMPANY.


MARCH  18,  2004                                /S/  JOSEPH  OLLIVIER
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    (DATE)                                           JOSEPH  OLLIVIER
                            PRESIDENT  (PRINCIPAL EXECUTIVE  OFFICER)